UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2025

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KENILWORTH SYSTEMS CORPORATION
(Exact name of Registrant as Specified in its Charter)

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Wyoming	0-08962	84-1641415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

721 Beach Street, Daytona Beach  FL  32114

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 372-6900

N/A

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:  NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

Previous independent registered public accounting firm

On March 1, 2025 (the “Termination Date”), Kenilworth Systems Corporation (the “Company”) terminated Olayinka Oyebola & Co. (the “Former Auditor”) as the independent registered public accounting firm of the Company.

The reason for the termination is that the Company’s accountant notified the Board of Directors that the Former Auditor had recently been listed as a “Prohibited Service Provider” by OTC Markets as a result of an action brought against the Former Auditor by the U.S. Securities and Exchange Commission (“SEC”).  The action by the SEC was unrelated to any audits performed by the Former Auditor on behalf of the Company, and the Company was never notified by the SEC or any other regulatory agency of the action being taken against the Former Auditor.

During the years ended December 31, 2023 and 2022 and through the date of this Current Report on Form 8-K, the Company has not had any disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with the Former Auditor on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the Former Auditor’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such years.

New independent registered public accounting firm

On March 1, 2025 (the “Engagement Date”), the Company engaged LAO Professionals (PCAOB ID 7057) (“New Auditor”) as its independent registered public accounting firm for the Company’s fiscal year ended December 31, 2024. The decision to engage the New Auditor as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with the New Auditor regarding either:

1. application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that the New Auditor concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2. any matter that was either the subject of a disagreement (as defined in Regulation S-K, Item 304(a)(1) (iv) and the related instructions) or reportable event (as defined in Regulation S-K, Item 304(a)(1)(v)).

Item 5.03. Amendments to Articles of Incorporation or ByLaws; Change in Fiscal Year.

Effective June 16, 2025, the Company has amended its Articles of Incorporation with the State of Wyoming to change its name to Global Asset Management Group, Inc.  This Amendment was approved by the Board of Directors of the Company, and ratified and approved by holders of a majority of the Shares of Common Stock of the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENILWORTH SYSTEMS CORPORATION

Date: June 27, 2025	By:	/s/ Daniel Snyder
	Name:	DANIEL SNYDER
	Title:	Chief Executive Officer

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